 Exhibit 10.13

Shareholders’ Voting Proxy Agreement

This Shareholders’ Voting Proxy Agreement (the “Agreement”) is entered into as of January 27, 2010 among the following parties:

Party A:	YANGLING SLOVAN PHARMACEUTICALS CO., LTD. Address: Building 4 Incubator Park West Xinqiao Road, Yangling Demonstration Zone, Xi'an, Shaanxi Province, P.R.C.
Legal Representative: Lihong Zhang

Party B:
Zhao Dongke, PRC citizen with ID Card number [610113195411180418]
Wei Jingkun, PRC citizen with ID Card number [610113195409250448]
Zhao Jine, PRC citizen with ID Card number [130403195701150961]
Yang Quanfu, PRC citizen with ID Card number [610104196508251612]
Zhao Wenyan, PRC citizen with ID Card number [610113198109240487]
Yang Xueli, PRC citizen with ID Card number [610104196911246186]
Li Gang, PRC citizen with ID Card number [612526731013001]
Zhang Guofeng, PRC citizen, ID Card number [610429197302174170]
Zhao Ruojing, PRC citizen with ID Card number [610404198009130547]
Zhao Yaolong, PRC citizen with ID Card number [610429198609243016]
Su Tong, PRC citizen with ID Card number [61012519761008196x]
Zhang Daokai, PRC citizen, ID Card number [330327196009227595]
Zhang Jiansheng, PRC citizen, ID Card number [130403195711170931]

In this Agreement, Party A and Party B are called collectively as the “Parties” and each of them is called as the “Party”.

WHEREAS :

1.  Party A is a wholly foreign-owned enterprise incorporated under the laws of the People’s Republic of China;

2.   As of the date of this Agreement, Party B are shareholders of YANGLING DONGKE MAIDISEN PHARMACEUTICALS CO., LTD.（MAIDISEN）  (the “MAIDISEN SHAREHOLDERS”) and collectively legally hold all of the equity interest of MAIDISEN; under this Agreement, Party B, The Thirteen Persons have acted collectively as one party to this Agreement;

3.   Party B desires to appoint the persons designated by Party A to exercise its shareholder’s voting rights at the shareholders’ meeting of MAIDISEN and Party A is willing to designate such persons.

NOW THEREFORE, the Parties hereby have reached the following agreement upon friendly consultations:

1.   Party B hereby agrees to irrevocably appoint the persons designated by Party A with the exclusive right to exercise, on his behalf, all of his shareholder’s voting rights at the shareholder’s meeting of MAIDISEN and to take any other action of MAIDISEN in accordance with the laws of the People’s Republic of China and MAIDISEN`s  Articles of Association, including but not limited to the rights to sell or transfer all or any of his equity interests of MAIDISEN, and to appoint and elect the directors and Chairman as the authorized legal representative of MAIDISEN.

2.   The persons designated by Party A shall be the full board of Party A (the “Proxy Holders”). Party A agrees that it shall maintain a board of directors with composition and members identical to the board of directors of the overseas parent company of Party A.

3.    Party A agrees to designate such Proxy Holders pursuant to Section 1 of this Agreement, who shall represent Party B to exercise his shareholder’s voting rights pursuant to this Agreement.

4.   All Parties to this Agreement hereby acknowledge that, regardless of any change in the equity interests of MAIDISEN, Party B shall appoint the person designated by Party A with all shareholder’s voting rights. All Parties to this Agreement agree that, Party B cannot transfer his equity interests of MAIDISEN to any individual or company (other than Party A or the individuals or entities designated by Party A).

5.   Each person of Party B hereby acknowledges that he/she will continue to perform this Agreement even if one of them does not hold the equity interests of MAIDISEN anymore.

6.   Party B hereby acknowledges that he/she will withdraw the appointment of the persons designated by Party A if Party A changes such designated person and reappoints the substituted persons designated by Party A as the new Proxy Holders to exercise his shareholder’s voting rights at the shareholder’s meeting of MAIDISEN.

7.   This Agreement has been duly executed by the parties’ authorized representatives as of the date first set forth above and shall become effective upon execution.

8.   This Agreement shall not be terminated prior to the completion of the acquisition of all of the equity interests in, or all assets of, MAIDISEN by Party A;

9.   Any amendment and termination of this Agreement shall be in writing and agreed upon by the Parties.

10.   The conclusion, validity, interpretation, and performance of this Agreement and the settlement of any disputes arising out of this Agreement shall be governed by the laws and regulations of the People’s Republic of China.

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Party A: YANGLING SLOVAN PHARMACEUTICALS CO., LTD. (seal)

Legal Representative: Lihong Zhang

Party B: SHAREHOLDERS OF YANGLING DONGKE MAIDISEN PHARMACEUTICALS CO., LTD.:

  Zhao Dongke, PRC citizen with ID Card number [610113195411180418]

Wei Jingkun, PRC citizen with ID Card number [610113195409250448]

Zhao Jine, PRC citizen with ID Card number [130403195701150961]

Yang Quanfu, PRC citizen with ID Card number [610104196508251612]

Zhao Wenyan, PRC citizen with ID Card number [610113198109240487]

Yang Xueli, PRC citizen with ID Card number [610104196911246186]

Li Gang, PRC citizen with ID Card number [612526731013001]

Zhang Guofeng, PRC citizen, ID Card number [610429197302174170]

Zhao Ruojing, PRC citizen with ID Card number [610404198009130547]

Zhao Yaolong, PRC citizen with ID Card number [610429198609243016]

Su Tong, PRC citizen with ID Card number [61012519761008196x]

Zhang Daokai, PRC citizen, ID Card number [330327196009227595]

Zhang Jiansheng, PRC citizen, ID Card number [130403195711170931]

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